Exhibit 10.4

SECURITY AGREEMENT

This Security Agreement (as amended, modified or otherwise supplemented from time to time, this “Security Agreement”), dated as of August 6, 2025, is executed by MOVANO INC., a Delaware corporation (“Company”), in favor of EVIE HOLDINGS, LLC (“Lender”).

RECITALS

A. Company and Lender are entering into a Loan Agreement, dated as of the date hereof (as amended from time to time, the “Loan Agreement”), pursuant to which the Lender has agreed to extend credit to the Company subject to the terms and conditions therein set forth.

B. As a condition precedent to the extension of credit pursuant to the Loan Agreement, the parties hereto are entering into this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Company hereby agrees with Lender as follows:

1.Definitions and Interpretation. When used in this Security Agreement, the following terms have the following respective meanings:

“Collateral” has the meaning given to that term in Section 2 hereof.

“UCC” means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, that if, by reason of mandatory provisions of law, any or all of the perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions related to such provisions.

All capitalized terms not otherwise defined herein shall have the respective meanings given in the Loan Agreement. Unless otherwise defined herein, all terms defined in the UCC have the respective meanings given to those terms in the UCC.

2.Grant of Security Interest. Company, as security for the prompt and complete payment and performance when due of the Obligations, does hereby grant and pledge, a security interest to the Lender, in all right, title and interest of Company in, to and under the assets, properties and rights of Company described in Attachment 1 hereto, whether tangible or intangible and wherever located, whether now existing or hereafter from time to time arising or coming into existence, and whether now owned or hereafter from time to time acquired (collectively, the “Collateral”). This Security Agreement shall create a continuing pledge and assignment of and security interest in the Collateral and shall (a) remain in full force and effect until all outstanding Obligations have been paid in full in cash to the Lender; (b) be binding upon Company and its successors and assigns; and (c) inure, together with the rights and remedies of Lender and its successors and permitted assigns, for the benefit of Lender.

3.General Representations and Warranties. Company represents and warrants to Lender that: (a) Company is the sole legal and beneficial owner of the property in which Company purports to grant a Lien pursuant to this Security Agreement, subject to no Liens other than Permitted Liens, and has full power and lawful authority to grant the Liens on the Collateral intended to be granted hereunder; (b) Company’s exact legal name as of the date hereof and any prior legal names, and the Grantor’s jurisdiction of organization or incorporation, organizational identification or incorporation number, mailing address, in each case, as of the Effective Date and for the four months immediately preceding the date hereof, are, in each case, as set forth on Schedule B; (c) Company has not, within the four months immediately preceding the Effective Date and except as disclosed on Schedule B, changed its location (as defined in Section 9-307 of the UCC) or its identity or corporate structure or become a “new debtor” (as defined in Section 9-102(a)(56) of the UCC) with respect to a currently effective security agreement previously entered into by any other Person; (d) this Security Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of Lender, which security interest is prior to all other Liens other than Permitted Liens, in existence on the Effective Date, and is enforceable as such against creditors of Company, subject to the exceptions to the enforceability of an obligation arising under (i) bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally, and (ii) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, regardless of whether considered in a proceeding at equity or at law; (e) good and marketable legal title to the Collateral is vested in the name of Company, free and clear of any adverse claims other than Permitted Liens; (f) upon the filing of UCC-1 financing statements in the appropriate filing offices, Lender has (or in the case of after-acquired Collateral, at the time Company acquires rights therein, will have) a first priority perfected security interest in the Collateral to the extent that a security interest in the Collateral can be perfected by such filing, subject to Permitted Liens; (g) other than the security interest granted to Lender pursuant to this Security Agreement and any other Permitted Liens, Company has not pledged or granted a security interest in any of the Collateral; (h) Company has not authorized the filing of and is not aware of any financing statements against Company that include a description of the Collateral other than any financing statement relating to the security interest granted to Lender hereunder or that has been terminated; (i) all Inventory has been (or, in the case of hereafter produced Inventory, will be) produced in compliance with applicable laws, including the Fair Labor Standards Act; (j) all accounts receivable and payment intangibles are genuine and enforceable against the party obligated to pay the same; (k) the originals of all documents evidencing all accounts receivable and payment intangibles of Company and the only original books of account and records of Company relating thereto are, and will continue to be, kept at the chief executive office of Company set forth on Schedule B or at such other locations as Company may establish in accordance with Section 5(d), and (l) all information set forth in Schedules A and B hereto is true and correct.

4. Representations and Warranties regarding Intellectual Property. Company represents and warrants to Lender that: (a) Company does not own any patents, trademarks, copyrights or mask works registered in, or the subject of pending applications in, the Patent and Trademark Office or the Copyright Office or any similar offices or agencies in any other country or any political subdivision thereof, other than those described on Schedule A hereto; (b) Company has, subject to Permitted Liens, the sole, full and unencumbered right, title and interest in and to the trademarks shown on Schedule A and the goods and services covered by the registrations thereof and, to the extent registered, such registrations are valid and enforceable and in full force and effect; (c) Company has, subject to Permitted Liens, the sole, full and unencumbered right, title and interest in and to each of the patents shown on Schedule A and the registrations thereof are valid and enforceable and in full force and effect; (d) Company has, subject to Permitted Liens, the sole, full and unencumbered right, title and interest in and to each of the copyrights shown on Schedule A and according to the records of the Copyright Office, each of said copyrights is valid and enforceable and in full force and effect; (e) Company has, subject to Permitted Liens, the sole, full and unencumbered right, title and interest in and to the mask works shown on Schedule A and according to the records of the Copyright Office, each of said mask works is valid and enforceable and in full force and effect; (f) there is no claim by any third party that any patents, trademarks, copyrights or mask works are invalid and unenforceable or do or may violate the rights of any Person; (g) all licenses (other than non-exclusive licenses to end-users) of patents, trademarks, copyrights, mask works and trade secrets which Company has granted to any Person are set forth in Schedule A hereto; (h) all licenses of patents, trademarks, copyrights, mask works and trade secrets which any Person has granted to Company are set forth on Schedule A hereto; (i) Company has obtained from each employee who may be considered the inventor of patentable inventions (invented within the scope of such employee’s employment) an assignment to Company of all rights to such inventions, including patents; and (j) Company has taken all reasonable steps necessary to protect the secrecy and the validity under applicable law of all material trade secrets.

5.Covenants Relating to Collateral. Company hereby agrees (a) to perform all acts that may be necessary to maintain, preserve, protect and perfect the Collateral, the Lien granted to Lender therein and the perfection and priority of such Lien, subject to Permitted Liens; (b) not to use or permit any Collateral to be used (i) in violation in any material respect of any applicable law, rule or regulation, or (ii) in violation of any policy of insurance covering the Collateral; (c) to pay promptly when due all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon or affecting any Collateral; (d) without at least 15 days’ prior written notice to Lender: (i) not to change Company’s name or place of business (or, if Company has more than one place of business, its chief executive office), or the office in which Company’s records relating to accounts receivable and payment intangibles are kept, (ii) not to change Company’s state of incorporation, (iii) not to keep Collateral consisting of chattel paper at any location other than its chief executive office set forth in item 1 of Schedule B hereto, and (iv) not to keep Collateral consisting of equipment or inventory at any location other than the locations set forth in item 4 of Schedule B hereto, (f) to procure, execute and deliver from time to time any endorsements, assignments, financing statements, account control agreements, landlord consents, bailee waivers and other writings deemed necessary or reasonably advisable by Lender to perfect, maintain and protect its Lien hereunder and the first priority thereof and to deliver promptly upon the request of Lender all originals of Collateral consisting of instruments; (g) to appear in and defend any action or proceeding which may affect its title to or Lender ’s interest in the Collateral; (h)  to keep separate, accurate and complete records of the Collateral and to provide Lender with such records and such other reports and information relating to the Collateral as Lender may reasonably request from time to time; (i) to collect, enforce and receive delivery of the accounts receivable and payment intangibles in accordance with past practice until otherwise notified by Lender; and (j) to permit Lender and its representatives the right, at any time during normal business hours, upon reasonable prior notice, to visit and inspect the properties of Company and its corporate, financial and operating records, and make abstracts therefrom, and to discuss Company’s business, finances and accounts with its directors, officers and independent public accountants.

6.Covenants Regarding Intellectual Property. Company hereby agrees:

(a) Company will perform all acts and execute all documents, including notices of security interest for each relevant type of intellectual property in forms suitable for filing with the Patent and Trademark Office or the Copyright Office, that may be necessary or desirable to record, maintain, preserve, protect and perfect Lender ’ interest in the Collateral, the Lien granted to Lender in the Collateral and the first priority of such Lien;

(b) Except to the extent that Lender gives its prior written consent:

(i) Company (either itself or through licensees) will continue to use its material trademarks in connection with each and every trademark class of goods or services applicable to its current line of products or services as reflected in its current catalogs, brochures, price lists or similar materials in order to maintain such trademarks in full force and effect free from any claim of abandonment for nonuse, and Company will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any material trademark may become invalidated;

(ii) Company will not do any act or omit to do any act whereby any material patent registrations may become abandoned or dedicated to the public domain or the remedies available against potential infringers weakened and shall notify Lender immediately if it knows of any reason or has reason to know that any material patent registration may become abandoned or dedicated; and

(iii) Company will not do any act or omit to do any act whereby any material copyrights or mask works may become abandoned or dedicated to the public domain or the remedies available against potential infringers weakened and shall notify Lender immediately if it knows of any reason or has reason to know that any material copyright or mask work may become abandoned or dedicated to the public domain.

(c) Company will promptly (and in any event within 5 days) notify Lender upon the filing, either by Company or through any agent, employee, licensee or designee, of (i) an application for the registration of any patent or trademark, with the Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, (ii) any assignment of any patent or trademark, which Company may acquire from a third party, with the Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, or (iii) any assignment of any copyright or mask work, which Company may acquire from a third party, with the Copyright Office or any similar office or agency in any other country or any political subdivision thereof. Upon the request of Lender, Company shall execute and deliver any and all agreements, instruments, documents and papers as Lender may request to evidence Lender ’s security interest in such patent, trademark (and the goodwill and general intangibles of Company relating thereto or represented thereby), copyright or mask work, and Company authorizes Lender to amend an original counterpart of the applicable notice of security interest executed pursuant to Section 6(a) of this Security Agreement without first obtaining Company’s approval of or signature to such amendment and to record such document with the Patent and Trademark Office or Copyright Office, as applicable;

(d) While any Obligations remain outstanding, Company shall not register or cause to be registered with the United States Copyright Office any copyright registrations with respect to any proprietary software of Company or any other property that is subject to registration with the United States Copyright Office; provided, that Company may register or cause to be registered such proprietary software or other property of Company with the United States Copyright Office if (i) such copyright registration is made in connection with the enforcement against third parties of Company’s rights with respect to such proprietary software or other property and (ii) Company provides Lender five (5) Business Days prior notice of such copyright registration. While any Obligations remain outstanding, Company shall file or cause to be filed with the United States Copyright Office a copyright application with respect to any major revisions or upgrades to any proprietary software that has previously been registered by Company with the United States Copyright Office. Company shall file for such registration within thirty (30) days from such major revision or upgrade and shall notify Lender in writing five (5) Business Days prior to such filing.

(e) Company will take all necessary steps in any proceeding before the Patent and Trademark Office, the Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to diligently prosecute or maintain, as applicable, each application and registration of the patents, trademarks, copyrights and mask works, including filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings (except to the extent that dedication, abandonment or invalidation is permitted hereunder);

(f) Company shall (i) use proper statutory notice in connection with its use of the patents, trademarks, copyrights and mask works, (ii) maintain consistent standards of quality in its manufacture of products sold under the trademarks or provision of services in connection with the trademarks, and (iii) take all steps necessary to protect the secrecy and the validity under applicable law of all material trade secrets;

(g) Company agrees that if it learns of any use by any Person of any term or design likely to cause confusion with any trademark, Company shall promptly notify Lender of such use and of all steps taken and to be taken to remedy any infringement of any trademark; and

(h) Company shall maintain with each employee who may have access to the trade secrets of Company an agreement by which such employee agrees not to disclose such trade secrets and with each employee who may be the inventor of patentable inventions (invented within the scope of such employee’s employment) an invention assignment agreement requiring such employee to assign all rights to such inventions, including patents and patent applications, to Company and further requiring such employee to cooperate fully with Company, its successors in interest, including Lender, and their counsel, in the prosecution of any patent application or in any litigation involving the invention, whether such cooperation is required during such employee’s employment with Company or after the termination of such employment.

7. Authorized Action by Lender. Company hereby irrevocably appoints Lender as its attorney-in-fact (which appointment is coupled with an interest) and agrees that Lender may perform (but Lender shall not be obligated to and shall incur no liability to Company or any third party for failure so to do) any act which Company is obligated by this Security Agreement to perform, and to exercise such rights and powers as Company might exercise with respect to the Collateral, including the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (d) insure, process and preserve the Collateral; (e) pay any indebtedness of Company relating to the Collateral; and (f) file UCC financing statements and execute other documents, instruments and agreements required hereunder; provided, that Lender shall not exercise any such powers granted pursuant to subsections (a) through (e) prior to the occurrence of an Event of Default and shall only exercise such powers during the continuance of an Event of Default. Company agrees to reimburse Lender upon demand for any reasonable costs and expenses, including attorneys’ fees, Lender may incur while acting as Company’s attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations. It is further agreed and understood between the parties hereto that such care as Lender gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Lender ’s possession; provided, that Lender shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral.

8.Default and Remedies.

(a) Default. Company shall be deemed in default under this Security Agreement upon the occurrence and during the continuance of an Event of Default.

(b) Remedies. If an Event of Default has occurred and is continuing, Lender shall have the rights of a secured creditor under the UCC, all rights granted by this Security Agreement, any other Loan Document and by law, including the right to: (a) require Company to assemble the Collateral and make it available to Lender at a place to be designated by Lender; and (b) prior to the disposition of the Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent Lender deems appropriate. In the event that a Triggering Event has occurred, (1) Company hereby agrees that ten (10) days’ notice of any intended sale or disposition of any Collateral is reasonable and (2) in furtherance of Lender ’s rights hereunder, Company hereby grants to Lender an irrevocable, non-exclusive license, exercisable without royalty or other payment by Lender, and only in connection with the exercise of remedies hereunder, to use, license or sublicense any patent, trademark, trade name, copyright or other intellectual property in which Company now or hereafter has any right, title or interest together with the right of access to all media in which any of the foregoing may be recorded or stored.

(c) Application of Collateral Proceeds. The proceeds of the Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder (as well as any other amounts of any kind held by Lender at the time of, or received by Lender after, the occurrence of an Event of Default) shall be applied as set forth in Section 7.03 of the Loan Agreement.

(d) If Borrower or any affiliate commences a case under the Bankruptcy Code, and Lender provides debtor-in-possession financing (“DIP Financing”): (a) the liens granted herein shall automatically extend to secure all DIP Financing obligations without the need for further action or documentation by Borrower or Lender; (b) such liens shall constitute first-priority priming liens under 11 U.S.C. § 364(d) on all Collateral (and any post-petition collateral), subject only to the Carve-Out; and (c) Borrower shall reasonably cooperate in obtaining any bankruptcy court orders necessary to confirm or perfect such priming liens and shall not oppose such relief.

(e) Lender’s liens and security interests shall be subject only to the following “Carve-Out”: (a) Statutory fees owed to the U.S. Trustee under 28 U.S.C. § 1930 and any applicable clerk’s fees; and (b) Professional fee carve-out: payment of allowed and unpaid fees and expenses of Borrower’s and any official committee’s professionals approved by the bankruptcy court up to an aggregate amount of $100,000 (the “Professional Fee Cap”). Except for the Carve-Out, Borrower waives any right to surcharge the Collateral under 11 U.S.C. § 506(c) or assert the “equities of the case” exception under 11 U.S.C. § 552(b).

(f) Borrower further agrees: (a) All Obligations (including DIP obligations and premiums) shall constitute Lender’s allowed secured claim; (b) Lender shall be entitled to adequate protection to the full extent of its interest in the Collateral; (c) Borrower waives any challenge to the validity or enforceability of the liens, including objections that the liens are punitive or should be subordinated; (d) Lender may credit bid the full amount of its claim (including DIP obligations and premiums) under 11 U.S.C. § 363(k); and (e) Borrower shall support, and not oppose, entry of DIP and cash collateral orders on terms acceptable to Lender.

9. Miscellaneous.

(a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Company or Lender under this Security Agreement shall be in writing and given in accordance with Section 8.01 of the Loan Agreement.

(b) Nonwaiver. No failure or delay on Lender ’s part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

(c) Amendments and Waivers. This Security Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Company and Lender. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

(d) Assignments. This Security Agreement shall be binding upon and inure to the benefit of Lender and Company and their respective permitted successors and permitted assigns; provided, that Company may not sell, assign or delegate rights and obligations hereunder without the prior written consent of Lender.

(e) Cumulative Rights, etc. The rights, powers and remedies of Lender under this Security Agreement shall be in addition to all rights, powers and remedies given to Lender by virtue of any applicable law, rule or regulation of any Governmental Authority, any Loan Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Lender’s rights hereunder. Company waives any right to require Lender to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Lender ’s power.

(f) Certain Waivers. Company hereby waives, to the maximum extent permitted by applicable law, (i) all defenses based on any loss whether as a result of any such sale or otherwise; (ii) all rights under any law to require Lender to pursue any Person other than Company, any security that Lender may hold, or any other remedy before proceeding against Company; (iii) all rights of reimbursement or subrogation and all rights to participate in any security held by Lender until all Obligations have been paid in full in cash to Lender; (iv) all rights to require Lender to give any notices of any kind, including notices of nonpayment, nonperformance, protest, dishonor, default, delinquency or acceleration, or to make any presentments, demands or protests, except as set forth herein or as expressly provided in the Loan Documents; (v) all rights to assert the bankruptcy or insolvency of Company as a defense hereunder or as the basis for rescission hereof; (vi) all rights under any law purporting to reduce Company’s obligations hereunder if the Obligations are reduced (other than to the extent of payment in cash of such Obligations); (vii) all defenses based on the disability or lack of authority of Company or any other Person, the repudiation of the Loan Documents by Company or any other Person, the failure by Lender to enforce any claim against Company, or the unenforceability in whole or in part of any Loan Documents; (viii) all defenses based on any change in the time, manner or place of payment of, or in any other term of the Obligations, any release, amendment or waiver of, or consent under, or departure from, or settlement or adjustment of, any Obligations; (ix) any exchange, release or non-perfection of any lien on any Collateral or collateral under the Loan Documents; and (x) all suretyship and guarantor’s defenses generally. Company, to the maximum extent permitted by law, hereby agrees that it shall not invoke, claim or assert the benefit of any rule of law or statute now or hereafter in effect (including any right to prior notice or judicial hearing in connection with Lender’s possession, custody or disposition of any Collateral or any appraisal, valuation, stay, extension, moratorium or redemption law), or take or omit to take any other action, that would or could reasonably be expected to have the effect of delaying, impeding or preventing the exercise of any rights and remedies by Lender in respect of the Collateral.

(g) Partial Invalidity. If at any time any provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

(h) Reinstatement. This Security Agreement and the obligations of Company hereunder shall automatically be reinstated if and to the extent that for any reason any payment made pursuant to this Security Agreement is rescinded or must otherwise be restored or returned, whether as a result of any proceedings in bankruptcy or reorganization or otherwise with respect to Company or any other Person or as a result of any settlement or compromise with any Person (including Company) in respect of such payment, and Company shall pay the Lender on demand all of Lender’s costs and expenses (including fees of counsel) incurred by the Lender in connection with such rescission or restoration.

(i) Further Assurances. Promptly upon request by Lender, Company will take any and all such further actions as Lender may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Loan Documents, (ii) subject any Collateral to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto Lender the rights granted or now or hereafter intended to be granted to Lender under any Loan Documents.

(j) Expenses. Company shall pay on demand all reasonable fees and expenses, including reasonable attorneys’ fees and expenses, incurred by Lender in connection with custody, preservation or sale of, or other realization on, any of the Collateral or the enforcement or attempt to enforce any of the Obligations which is not performed as and when required by this Security Agreement.

(k) Entire Agreement. This Security Agreement taken together with the other Loan Documents constitute and contain the entire agreement of Company and Lender and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

(l) Other Interpretive Provisions. References in this Security Agreement and each of the other Loan Documents to any document, instrument or agreement (1) includes all exhibits, schedules and other attachments thereto, (2) includes all documents, instruments or agreements issued or executed in replacement thereof and (3) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Security Agreement or any other Loan Document refer to this Security Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Security Agreement or such other Loan Document, as the case may be. The words “include” and “including” and words of similar import when used in this Security Agreement or any other Loan Document shall not be construed to be limiting or exclusive.

(m) Governing Law. THIS SECURITY AGREEMENT, AND ANY DISPUTE, SUIT, ACTION OR PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, RELATING TO OR ARISING OUT OF THIS AGREEMENT OR TRANSACTIONS CONTEMPLATED HEREBY, SHALL, IN ACCORDANCE WITH SECTIONS 5 1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

(n) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(o) Counterparts. This Security Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

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IN WITNESS WHEREOF, Company has caused this Security Agreement to be executed as of the day and year first above written.

MOVANO INC.

By:	/s/ J. Cogan
Name:	J. Cogan
Title:	CFO

AGREED:

EVIE HOLDINGS, LLC,
as Lender

By:	/s/ Peter Appel
Name	Peter Appel
Title:

[Signature page to Security Agreement]